SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 11, 2007
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                            Marine Exploration, Inc.
                      ------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado
                                  ------------
                 (State or Other Jurisdiction of Incorporation)

           000-1019654                                    91 - 1890338
           -----------                                   --------------
     (Commission file number)                  (IRS employer identification no.)

               535 16th Street, Suite 820, Denver, Colorado 80202
            --------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                (303) 459 - 2485
                                -----------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                               -------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 11, 2007, Marine Exploration Inc. ("Registrant") announced in a press release that in conjunction with joint venture partner, renowned treasure explorer and salvager Burt Webber, the Registrant holds exclusive permits with the government of the Dominican Republic to conduct search and recovery operations in Serranillas and on the Silver Bank. The joint venture with Burt Webber was signed in March 2007. The permits were signed in July 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MARINE EXPLORATION, INC.


                                             By: /s/ Miguel Thomas Gonzalez
                                                 --------------------------
                                                 Miguel Thomas Gonzalez
                                                 Chief Executive Officer

Dated:  October 12, 2007